SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

MERRILL LYNCH DEPOSITOR, INC.
(on behalf of PREFERREDPLUS TRUST SERIES ALL-1)
(Exact name of registrant as specified in its charter)

Delaware	001-16835	13-3891329
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

World Financial Center,		10080
New York, New York		(Zip Code)
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (212) 449-1000

INFORMATION TO BE INCLUDED IN REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.	Registrant’s Business and Operations

Not applicable.

Section 2.	Financial Information

Not applicable.

Section 3.	Securities and Trading Markets

Not applicable.

Section 4.	Matters Related to Accountants and Financial Statements

Not applicable.

Section 5.	Corporate Governance and Management

Not applicable.

Section 6.	Asset-Backed Securities

Not Applicable.

Section 7.	Regulation FD

Not applicable.

Section 8.	Other Events

Item 8.01	Other events

99.1	Exercise of Call Warrants and final distributions to holders of the PreferredPLUS Trust Certificates Series ALL-1 on February 15, 2011.

       On January 14, 2011, we received a notice of exercise from the holder of the call warrants for PreferredPLUS Trust Certificates Series ALL-1, which specified that the call warrant holder intended to exercise its warrants in full and call all outstanding trust certificates. On February 15, 2011, the exercise date of the call warrants, we distributed the aggregate exercise price of $49,506,801.00 (representing, with respect to the Class A trust certificates, $48,620,000 with respect to the principal amount and with respect to the Class B trust certificates $886,801.00 with respect to the net present value of all unpaid payments due.

       On February 15, 2011, the call warrantholder effected an optional exchange and exchanged all of the outstanding PreferredPLUS Trust Certificates Series ALL-1 for the underlying securities held by the trust.

       For information with respect to the underlying securities held by PreferredPLUS Trust Series ALL-1, please refer to The Hanover Insurance Group, Inc.’s (Commission file number 001-13754) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

       Although we have no reason to believe the information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer’s Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to their respective financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities and the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9.	Financial Statements and Exhibits

	Item 9.01	Financial Statements and Exhibits

	(a)	Financial statements of business acquired.

Not Applicable.

	(b)	Pro forma financial information.

Not Applicable.

	(c)	Shell company transactions.

Not Applicable.

	(d)	Exhibits.

99.1	Trustee’s report in respect of the February 15, 2011 distribution to holders of the PreferredPlus Trust Certificates Series ALL-1.

99.2	Trustee’s report in respect of the February 15, 2011 distribution to holders of the PreferredPLUS Trust Certificates Series ALL-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: February 17, 2011	By:	/s/ John Marciano

	Name:	John Marciano
	Title:	Vice President

EXHIBIT INDEX

99.1	Trustee’s report in respect of the February 15, 2011 distribution to holders of the PreferredPLUS Trust Certificates Series ALL-1.

99.2	Trustee’s report in respect of the February 15, 2011 distribution to holders of the PreferredPLUS Trust Certificates Series ALL-1.